UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2024

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 30, 2024, Nuburu, Inc. (the “Company”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with the Company’s special meeting of stockholders scheduled for September 30, 2024 (the “Special Meeting”) for the following purposes: (1) to approve, for purposes of complying with NYSE American listing rules, the issuance of shares of common stock in excess of 19.99% of the Company’s outstanding common stock on conversion of certain convertible notes, and any future adjustments of the conversion price of such notes; and (2) to approve the issuance of up to $35.0 million of securities in one or more non-public offerings, where the maximum discount at which securities may be offered may be equivalent to a discount of up to 30% below the market price of the company’s common stock.

Because a quorum was not present in person or by proxy at the Special Meeting, the Company adjourned the Special Meeting. The Company has not received proxies that would constitute a quorum and has decided to cancel the Special Meeting and to withdraw from consideration by the Company’s stockholders the proposals set forth in the Proxy Statement. The Company has determined to include proposals in its annual meeting proxy statement anticipated to be filed no later than October 31, 2024.

The matters submitted to stockholders at the Special Meeting, and similar matters which will be submitted again at the annual meeting of stockholders, are necessary in order for the Company to raise critical working capital to support its business plans and to continue its path to achieving commercialization. The Company has worked to secure investors and required financing; however, it cannot move forward with such financing in full unless and until it receives stockholder approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	October 15, 2024	By:	/s/ Brian Knaley
		Name: Title:	Brian Knaley Chief Executive Officer